First Quarter 2020 Earnings Presentation May 12, 2020

Safe Harbor Statement This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events. In particular, statements regarding future economic performance, finances, expectations and objectives of management constitute forward-looking statements. Forward-looking statements are not historical in nature and can be identified by words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," "targets," "goals," "future," "outlook," "potential," "continues," "likely" and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K for the year ended December 31, 2019, and any subsequent Quarterly Reports on Form 10-Q under the caption "Risk Factors." These risks may also be further heightened by the continued impact of the COVID-19 pandemic. Factors that could cause actual results to differ include, but are not limited to: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID- 19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to mitigate its impact; the potential negative impacts of COVID-19 on the global economy, including the sudden severe rise in unemployment, and the impacts of COVID-19 on our financial condition, business operations and value of our assets, as well as the financial condition and operations of our borrowers; the general political, economic and competitive conditions in the markets in which we invest; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers' abilities to manage and stabilize properties; our ability to obtain or maintain financing arrangements on terms favorable to us or at all, particularly in light of the current disruption in the financial markets; the level and volatility of prevailing interest rates and credit spreads; reductions in the yield on our investments and increases in the cost of our financing; general volatility of the securities markets in which we participate and the potential need to post additional collateral on our financing arrangements; the return or impact of current or future investments; changes in our business, investment strategies or target investments; allocation of investment opportunities to us by our Manager; increased competition from entities investing in our target investments; effects of hedging instruments on our target investments; changes in governmental regulations, tax law and rates and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes and our exclusion from registration under the Investment Company Act; availability of desirable investment opportunities; availability of qualified personnel and our relationship with our Manager; the time and cost of the process to internalize our management function; estimates relating to our ability to make distributions to our stockholders in the future; hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism, pandemics such as COVID-19 and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us, including the risk of impairment charges and any impact on our ability to satisfy the covenants and conditions in our debt agreements; and difficulty or delays in redeploying the proceeds from repayments of our existing investments. These forward-looking statements apply only as of the date of this presentation. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as predictions of future events. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance, and the future performance of the markets in which we operate, are necessarily subject to a high degree of uncertainty and risk. 2

Company Update • Management team has extensive commercial real estate lending experience and has successfully navigated through multiple economic and real estate cycles • More broadly diversified portfolio reduces concentrated event risk . Portfolio is comprised of 99% senior first mortgage loans; Wtd. avg. initial LTV of 66.3%(1) means sponsors have significant equity in their properties PORTFOLIO . No loans on non-accrual status and no loan impairments as of March 31, 2020 CREDIT QUALITY . April interest payments were strong – over 99% of borrowers made their payments in full . Active and constructive dialogue with borrowers regarding loan modifications, on properties impacted by the COVID-19 pandemic, focused on ensuring they can sustain their business through temporary disruptions . Proactively engaged in constructive dialogue with all of our lenders resulting in greater balance sheet stability and flexibility for a period of time in exchange for deleveraging through executed and agreed in principle agreements on over $1.4 billion of outstanding repurchase facility borrowings . No significant near-term maturities. Facilities are generally term-matched with most having no capital markets FINANCING mark-to-market conditions . Only 12% of total repurchase facility balance are secured by hotel loans; 100% of hotel and almost all retail loans financed with repurchase facilities have been de-levered, with an agreement in principal on the remainder . No corporate debt maturity before December 2022 . Current liquidity of approximately $83 million(2); additional liquidity from cash flow from operations LIQUIDITY . Having obtained greater stability in our balance sheet we are working with our advisors on exploring various longer-term financing alternatives to enhance the Company’s liquidity position (1) See footnote (4) on p. 16. 3 (2) As of May 8, 2020.

First Quarter 2020 Highlights . GAAP net loss of $(0.68) per basic share and Core Earnings(1) of $0.32 per basic share; Book value of FINANCIAL $17.43 per common share SUMMARY . GAAP EPS and book value affected by provision for credit losses related to the new Current Expected Credit Loss (“CECL”) accounting standard PORTFOLIO . Closed on $200.4 million of new loan commitments and funded $187.4 million in UPB ACTIVITY . Realized prepayments and principal amortization of $108.4 million during the quarter . Principal balance of $4.4 billion and $5.1 billion in total commitments . 99% senior first mortgage loans and over 98% floating rate PORTFOLIO . Weighted average stabilized LTV of 63.7%(2) and weighted average yield at origination of LIBOR + 4.23%(3) OVERVIEW . Office, multifamily and industrial assets represent over 74% of the investment portfolio . No loan impairments and no loans on non-accrual status . $99.3 million in cash at March 31, 2020 . Over $1.1 billion of asset-level financing is non-mark-to-market, including two CLOs and an asset-specific LIQUIDITY & financing facility CAPITALIZATION . Extended maturity of the Citi financing facility to 2023 and upsized its borrowing capacity to $500 million . Exercised the option to extended maturity of the Goldman Sachs financing facility to 2021 SECOND QUARTER . Funded $36.5 million of commitments on the existing loan portfolio; No new loan commitments ACTIVITY (1) Core Earnings is a non-GAAP measure. See slide 12 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. 4 (2) See footnote (5) on p. 16. (3) See footnote (2) and (3) on p. 16.

First Quarter 2020 Earnings and Book Value • GAAP earnings were affected by $53.3 million (or $0.97 per basic share) of provision for credit losses related to the CECL accounting standard and largely reflects the macroeconomic conditions resulting from the COVID-19 pandemic • Book value affected by a GAAP loss of ($37.2) million, net of the provision for credit losses of ($53.3) million related to the adoption of CECL. Total CECL-related impact to book value of $71.8 million (or $1.31 per share) $ In Per BOOK VA LU E CORE EARNINGS RECONCILIATION(1) Millions Share $19.00 Pre-Provision GAAP Earnings $16.1 $0.29 $0.29 $(0.34) $18.50 $18.58 Provision for Credit Losses (CECL Impact) $(53.3) $(0.97) $18.00 $(0.97) GAAP Net Loss $(37.2) $(0.68) $17.50 $(0.13) $17.43 $17.00 Adjustments: $16.50 Non-Cash Equity Compensation $1.4 $0.03 $16.00 Provision for Credit Losses $53.3 $0.97 $15.50 (1) $15.00 Core Earnings $17.5 $0.32 12/31/2019 GAAP Net 1/1/2020 Provision for Other 3/31/2020 Income (pre- CECL Credit Losses CECL) Adoption Adj. (1) Core Earnings is a non-GAAP measure. See slide 12 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. 5

CONFIDENTIAL Financial Statements Impact at March 31 • Overall allowance for credit losses of $71.8 million largely reflecting expectations of macroeconomic environment incorporating the impact of COVID-19 pandemic, of which $7.5 million is related to future funding obligations and recorded in other liabilities • Loans reported on the balance sheet net of the allowance for credit losses ($ in thousands) At 12/31/19 At Adoption At 3/31/20 ($ in thousands) Q1 2020 ASSETS Provision for credit losses on: Loans and securities $4,257,086 $4,257,086 $4,338,392 Loans held-for-investment $(45,873) Allowance for credit losses — $(16,692) $(64,274) Available-for-sale securities $(767) Loans and securities, net $4,257,086 $4,240,394 $4,274,118 Held-to-maturity securities $(942) LABILITIES Other liabilities $(5,754) Other liabilities impact(1) — $1,780 $7,534 Total provision for credit losses $(53,336) STOCKHOLDERS’ EQUITY Cumulative earnings impact — $(18,472) $(71,808) (1) Represents expected loss on unfunded loan commitments. 6

First Quarter 2020 Portfolio Activity • Total funding activity of $187.4 million: ORIGINATIONS BY PROPERTY TYPE(1) – Closed 4 newly originated loans with total commitments of $200.4 million and initial fundings of $125.2 million • Weighted average stabilized LTV of 55% Office, • Weighted average yield of LIBOR + 3.81%(2) Industrial, 29.1% 37.2% – Funded $62.2 million of existing loan commitments – Upsized one existing loan commitment by $1.8 Hotel, million 33.7% • Received prepayments and principal amortization of $108.4 million PORTFOLIO ACTIVITY(3) ORIGINATIONS BY GEOGRAPHY $5,500 $5,130 Total maximum commitments $763 Future funding $4,500 $187 $(108) commitments $ 4,288 $ 4,367 $3,500 Southeast, West, 42.9% 57.1% $ in Millions $2,500 $1,500 12/31/2019 Q1-2020 Fundings Q1-2020 3/31/2020 Portfolio Prepayments & Portfolio Amortization 7 (1) Includes mixed-use properties. (2) See footnote (2) on p. 16. (3) Data based on principal balance of investments.

Historical Portfolio Growth • In Q1 2020, originated 4 new loans with total commitments of $200.4 million and funded over $187.4 million of gross loan balances(1) PORTFOLIO ACTIVITY(2) PORTFOLIO GROWTH OVER TIME(3) $5,000 Total maximum $5,130 $4,367 $5,000 commitments $4,288 $763 Future funding $4,000 commitments $187 $(108) $4,367 $4,288 $3,233 $4,000 $3,000 $2,379 $3,000 $ In Millions $2,000 $ In Millions $1,437 $2,000 $1,000 $667 $- $1,000 (1) 12/31/19 2020 Fundings 2020 3/31/2020 Portfolio Prepayments & Amortization (1) Includes fundings of prior loan commitments of $62.2 million. 8 (2) Data based on principal balance of investments. (3) Portfolio principal balance as of 12/31/15, 12/31/16, 12/31/17, 12/31/18, 12/31/19, and 3/31/2020.

Investment Portfolio as of March 31, 2020 • High quality, well-diversified portfolio comprised of 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.7% KEY PORTFOLIO STATISTICS PROPERTY TYPE(1) GEOGRAPHY Industrial, Other, Outstanding 7.1% 0.9% $4,367.0m Retail, Principal Balance 9.3% Midwest, 16.6% Northeast, Total Loan 27.1% $5,129.8m Hotel, Office, Commitments 42.3% Southeast, 15.4% 16.8% Southwest, Multifamily, West, 20.5% Number of 25.0% 124 19.0% Investments Average UPB ~$35.2m COUPON STRUCTURE INVESTMENT TYPE Weighted Average Yield at L + 4.23% Origination(2) Weighted Floating, Senior Loans, 99.0% Average Stabilized 63.7% 98.5% LTV(3) Weighted Average 3.2 years Subordinated Original Maturity Loans, 0.6% Fixed, CMBS, (1) Includes mixed-use properties. 1.5% 0.4% 9 (2) See footnote (2) and (3) on p. 16. (3) See footnote (5) on p. 16.

Diversified Capital Sources WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE . Outstanding borrowing of $2.1 billion across 5 LEVERAGE REPURCHASE large institutional lenders(1) FACILITIES 4.0x 3.5x . Wtd. avg advance rate of 75.5% 3.0x 2.5x . Approximately $1 billion of fully term-matched, 2.0x CRE CLOs(2) non-recourse and non-mark-to-market financing 1.0x CONVERTIBLE . $143.8 million due December 2022 0.0x 3/31/2020 SENIOR NOTES(2) . $131.6 million due October 2023 (4) (5) Recourse Leverage Total Leverage ASSET-SPECIFIC . $150 million non-mark-to-market financing FINANCING MIX(6) FINANCING facility; $119 million outstanding balance Convertible Asset Specific Revolving Facility Notes BRIDGE . A $150 million revolving short-term financing FINANCING CLO's facility maturing in 2021 FACILITY(3) Credit STOCKHOLDERS’ . Over $960 million of equity capital Facilities EQUITY (1) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million.. (2) Outstanding principal balance excluding deferred debt issuance costs. (3) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Citibank revolving credit facility from $75 million 10 to up to $150 million. (4) Defined as recourse debt, less cash, divided by total equity. (5) Defined as total borrowings, less cash, divided by total equity. (6) Outstanding balance as of 3/31/2020.

Sensitivity to 1-Month U.S. LIBOR ANNUAL NET INTEREST INCOME PER SHARE SENSITIVITY WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE TO CHANGES IN 1-MONTH U.S. LIBOR(1) 3.0% 37.8% 40.0% 35.0% $0.49 2.5% 29.0% 30.0% $0.39 25.0% $0.26 2.0% 20.2% $0.19 20.0% $0.13 $0.14 $0.09 $0.05 1.5% % Portfolio of Month Month U.S. LIBOR 15.0% - 1 10.0% 1.0% 5.6% 4.4% 3.0% 5.0% 0.5% 0.0% (2) 2015 2016 2017 2018 2019 2020 (1.00)% (0.75)% (0.50)% (0.25)% 0.25% 0.50% 0.75% 1.00% % of Floating Rate Loan Portfolio Change in 1-Month U.S. LIBOR (%) Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor (1) Represents estimated change in net interest income for theoretical (+,-) 25 basis points parallel shifts in 1- month U.S. LIBOR. All projected changes in annualized net interest income are measured as the change from our projected annualized net interest income based off of current performance returns on portfolio as it existed on March 31, 2020. Please note1-month U.S. LIBOR as of March 31, 2020 was 0.99%. 11 (2) Reflects changes to LIBOR floors arising from loan modifications.

First Quarter 2020 Earnings Summary SUMMARY INCOME STATEMENT GAAP NET LOSS TO CORE EARNINGS RECONCILIATION(1) ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $29.2 GAAP Net Loss $(37.2) Provision for Credit Losses $(53.3) Adjustments: Other Income $0.5 Provision for Credit Losses $53.3 Operating Expenses $(13.6) Non-Cash Equity Compensation $1.4 GAAP Net Loss $(37.2) Core Earnings $17.5 Wtd. Avg. Basic Common Shares 55,056,411 Wtd. Avg. Basic Common Shares 55,056,411 Net Income Loss Per Basic Share $(0.68) Core Earnings Per Basic Share $0.32 (1) Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income attributable to common stockholders, excluding “realized and unrealized gains and losses” (provision for credit losses, realized and unrealized gains or losses on the aggregate portfolio and non-cash compensation expense related to restricted common stock). We believe the presentation of Core Earnings 12 provides investors greater transparency into our period-over-period financial performance and facilitates comparisons to peer REITs.

Financing & Liquidity as of March 31, 2020 SUMMARY BALANCE SHEET FINANCING SUMMARY ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS) Total Outstanding Wtd. Avg Cash $99.3 Capacity Balance Coupon(4) Repurchase Investment Portfolio, net $4,270.4 $2,416.9(2) $2,072.1 L+1.98% Agreements(1) Repurchase Agreements $2,072.1 Securitized (CLO) $982.3 L+1.64% Debt Securitized (CLO) Debt $982.3 Asset-Specific $150.0 $119.1 L+1.78% Financing Asset-Specific Financing $119.1 Revolving Facility $150.0(3) $38.4 L+2.57% Revolving Facility $38.4 Convertible Debt $270.0 5.98% Convertible Debt $270.0 Total Borrowings $3,481.9 Stockholders’ Equity $961.1 Stockholders’ Equity $961.1 Common Stock Outstanding 55,136,885 Total Leverage(5) 3.5x Book Value Per Common Share $17.43 Recourse Leverage(6) 2.5x (1) Includes all loan and securities repurchase agreements. (2) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million. (3) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Citibank revolving credit facility from $75 million to up to $150 million. 13 (4) Does not include fees and other transaction related expenses. (5) Defined as total borrowings, less cash, divided by total equity. (6) Defined as recourse debt, less cash, divided by total equity.

Appendix

Summary of Investment Portfolio Original Maximum Loan Principal Carrying Cash All-in Yield at Maturity Stabilized ($ in millions) Commitment Balance Value Coupon(1) Origination(2) (Years) Initial LTV(4) LTV(5) Senior Loans $5,077.6 $4,314.8 $4,225.0 L + 3.52% L + 4.20% 3.1 66.3% 63.8% Subordinated Loans 27.6 27.6 26.3 L + 9.50% L + 9.84% 8.2 56.1% 49.9% CMBS 24.6 24.6 19.1 L + 7.07% L + 7.61% 2.8 71.5% 71.4% Total Weighted/Average $5,129.8 $4,367.0 $4,270.4 L + 3.55% L + 4.23%(3) 3.2 66.3% 63.7% (1) See footnote (1) on p. 16. (2) See footnote (2) on p. 16. (3) See footnote (3) on p. 16. 15 (4) See footnote (4) on p. 16. (5) See footnote (5) on p. 16.

Investment Portfolio Detail

($ in millions)	Type	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon[1]	All-in Yield at Origination[2]	Original Maturity (Years)	State	Property Type	Initial LTV[4]	Stabilized LTV[5]
Asset 1	Senior	07/18	$144.3	$113.8	$111.6	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 2	Senior	12/15	120.0	120.0	117.4	L + 3.65%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 3	Senior	10/19	120.0	81.6	79.5	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 4	Senior	12/19	101.7	81.5	80.1	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	74.9	73.7	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	07/19	94.0	67.5	65.7	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	92.4	68.4	66.4	L + 3.45%	L + 3.88%	3.0	TX	Hotel	56.1%	48.1%
Asset 8	Senior	12/18	92.0	52.6	51.7	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 9	Senior	10/19	87.8	65.2	63.8	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 10	Senior	05/17	86.8	82.5	81.9	L + 3.50%	L + 4.82%	4.0	MA	Office	71.3%	71.5%
Asset 11	Senior	01/20	81.8	47.5	46.5	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 12	Senior	06/19	80.0	79.4	78.4	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 13	Senior	09/19	75.6	66.5	65.6	L + 3.07%	L + 3.58%	3.0	NY	Multifamily	62.7%	67.1%
Asset 14	Senior	10/19	75.1	75.1	72.4	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 15	Senior	10/17	74.8	50.3	49.4	L + 4.07%	L + 4.47%	4.0	DC	Office	67.0%	66.0%
Assets 16-122	Various	Various	3,703.2	3,240.2	3,166.3	L + 3.65%	L + 4.33%	3.2	Various	Various	67.3%	63.9%
Total/Weighted Average			**$5,129.8**	**$4,367.0**	**$4,270.4**	**L + 3.55%**	**L + 4.23%[3]**	**3.2**			**66.3%**	**63.7%**

(1) Cash coupon does not include origination or exit fees.
(2) Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications.
(3) Calculations of all-in weighted average yield at origination exclude fixed rate loans.
(4) Initial loan-to-value ratio (LTV) is calculated as the initial loan amount (plus any financing that is *pari passu* with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal.
(5) Stabilized LTV is calculated as the fully funded loan amount (plus any financing that is *pari passu* with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.

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Average Balances and Yields/Cost of Funds Quarter Ended March 31, 2020 ($ in thousands) Average Balance(1) Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans $4,267,974 $62,549 5.9% Subordinated loans 27,739 710 10.2% Available-for-sale securities 12,798 280 8.8% Held-to-maturity securities 13,672 310 9.1% Other - 326 -% Total interest income/net asset yield $4,322,183 $64,175 5.9% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans $3,125,388 $30,191 3.9% Subordinated loans 9,371 107 4.6% Available-for-sale securities 8,365 76 3.6% Held-to-maturity securities 9,557 99 4.1% Other Unsecured(2) 269,899 4,516 6.7% Total interest expense/cost of funds $3,422,580 $34,989 4.1% Net interest income/spread $29,186 1.8% (1) Average balance represents average amortized cost on loans held-for-investment, AFS securities and HTM securities. (2) Includes unsecured convertible senior notes. 17

Condensed Balance Sheets GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS March 31, December 31, (in thousands, except share data) 2020 2019 ASSETS (unaudited) Loans held-for-investment $ 4,313,816 $ 4,226,212 Allowance for credit losses (62,565) — Loans held-for-investment, net 4,251,251 4,226,212 Available-for-sale securities, at fair value 8,319 12,830 Held-to-maturity securities 10,836 18,076 Cash and cash equivalents 99,332 80,281 Restricted cash 8,533 79,483 Accrued interest receivable 11,215 11,323 Other assets 87,392 32,657 Total Assets $ 4,476,878 $ 4,460,862 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase agreements $ 2,072,099 $ 1,924,021 Securitized debt obligations 982,312 1,041,044 Asset-specific financings 119,062 116,465 Revolving credit facilities 38,361 42,008 Convertible senior notes 270,031 269,634 Dividends payable 25 23,063 Other liabilities 32,929 24,491 Total Liabilities 3,514,819 3,440,726 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 and 1,000 shares issued and outstanding, respectively 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 55,136,885 and 54,853,205 shares issued and outstanding, respectively 552 549 Additional paid-in capital 1,049,836 1,048,484 Accumulated other comprehensive (loss) income (3,712) 32 Cumulative earnings 106,413 162,076 Cumulative distributions to stockholders (192,030) (192,005) Total Stockholders’ Equity 961,059 1,019,136 Total Liabilities and Stockholders’ Equity $ 4,476,878 $ 4,460,862 18

Condensed Statements of Comprehensive Income Three Months Ended GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME March 31, (in thousands, except share data) 2020 2019 Interest income: (unaudited) Loans held-for-investment $ 63,259 $ 56,665 Available-for-sale securities 280 308 Held-to-maturity securities 310 661 Cash and cash equivalents 326 511 Total interest income 64,175 58,145 Interest expense: Repurchase agreements 19,675 16,989 Securitized debt obligations 9,434 9,859 Convertible senior notes 4,516 4,465 Asset-specific financing 1,122 — Revolving credit facilities 242 695 Total Interest Expense 34,989 32,008 Net interest income 29,186 26,137 Other income: Provision for credit losses (53,336) — Fee income 522 913 Total other (loss) income (52,814) 913 Expenses: Management fees 3,907 3,449 Incentive fees — 244 Servicing expenses 1,109 773 Other operating expenses 8,553 5,616 Total expenses 13,569 10,082 (Loss) income before income taxes (37,197) 16,968 (Benefit from) provision for income taxes (6) (1) Net (loss) income (37,191) 16,969 Dividends on preferred stock 25 25 Net (loss) income attributable to common stockholders $ (37,216) $ 16,944 Basic (loss) earnings per weighted average common share $ (0.68) $ 0.35 Diluted (loss) earnings per weighted average common share $ (0.68) $ 0.34 Dividends declared per common share $ — $ 0.42 Weighted average number of shares of common stock outstanding: Basic 55,056,411 48,601,431 Diluted 55,056,411 62,256,595 Comprehensive (loss) income: Net (loss) income attributable to common stockholders $ (37,216) $ 16,944 Other comprehensive (loss) income, net of tax: Unrealized (loss) gain on available-for-sale securities (3,744) 192 19 Other comprehensive (loss) income (3,744) 192 Comprehensive (loss) income attributable to common stockholders $ (40,960) $ 17,136